UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(RULE 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

Achillion Pharmaceuticals, Inc..

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
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This Schedule 14A relates solely to preliminary communications made prior to furnishing security holders with a proxy statement related to a proposed transaction in which a wholly owned subsidiary of Alexion Pharmaceuticals, Inc. (“Alexion”) will be merged with and into Achillion Pharmaceuticals, Inc. (“Achillion”), with Achillion being the surviving corporation, upon the terms and subject to the conditions set forth in the Agreement and Plan of Merger, dated October 15, 2019, among Achillion, Alexion and Beagle Merger Sub, Inc., a wholly-owned subsidiary of Alexion.

This Schedule 14A filing consists of the following documents relating to the proposed transaction:

•	Exhibit 99.1: E-mail distributed to Achillion employees

•	Exhibit 99.2: LinkedIn post by Achillion

•	Exhibit 99.3: Twitter post by Achillion

Note to Investors and Security Holders

This communication does not constitute a solicitation of any vote or approval. In connection with the proposed acquisition of Achillion by Alexion, Achillion intends to file with the SEC a proxy statement, as well as other relevant documents concerning the proposed transaction. INVESTORS AND SECURITY HOLDERS OF ACHILLION ARE URGED TO READ THE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You may obtain these documents (when they become available) free of charge through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Alexion will be available free of charge on Alexion’s internet website at http://www.alexion.com under the tab, “Investors” and under the heading “SEC Filings” or by contacting Alexion’s Investor Relations Department at investorrelations@alexion.com. Copies of the documents filed with the SEC by Achillion will be available free of charge on Achillion’s internet website at http://www.achillion.com under the tab “Investors and News” and under the heading “SEC Filings” or by contacting Achillion’s Investor Relations Department through http://ir.achillion.com/contact-us.

Certain Information Regarding Participants

Alexion, Achillion and their respective directors and executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of Alexion is set forth in its Annual Report on Form 10-K for the year ended December 31, 2018, which was filed with the SEC on February 6, 2019, and its proxy statement for its May 14, 2019 annual meeting of stockholders, which was filed with the SEC on March 26, 2019. Information about the directors and executive officers of Achillion is set forth in its Annual Report on Form 10-K for the year ended December 31, 2018, which was filed with the SEC on March 7, 2019, and its proxy statement for its May 30, 2019 annual meeting of stockholders, which was filed with the SEC on April 15, 2019. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC regarding the proposed transaction when they become available.

Forward Looking Statements

The information contained in this Schedule 14A is as of October 16, 2019. Achillion assumes no obligation to update forward-looking statements contained in this Schedule 14A as the result of new information or future events or developments.

This Schedule 14A contains forward-looking information related to Alexion, Achillion and the proposed acquisition of Achillion by Alexion that involves substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Forward-looking statements in this document include, among other things, statements about the potential benefits of the proposed acquisition, the anticipated contractual contingent value right payment, earnings dilution and accretion, and growth, Alexion’s and Achillion’s plans, objectives, expectations and intentions, the financial condition, results of operations and business of Alexion and Achillion, Achillion’s product pipeline and portfolio assets, the ability to achieve certain milestones that trigger the contractual contingent value right payment, and the anticipated timing of closing of the proposed acquisition. Risks and uncertainties include, among other things, risks related to the fact that the proposed acquisition may not be completed due to Achillion’s or Alexion’s failure to satisfy or waive the conditions to closing the proposed acquisition (including the failure to obtain necessary regulatory approvals) in the anticipated timeframe or at all, including uncertainties as to whether Achillion’s stockholders will approve the proposed acquisition and the possibility that the acquisition does not close; the possibility that competing offers may be made; risks related to obtaining the requisite consents to the acquisition, including, without limitation, the timing (including possible delays) and receipt of regulatory approvals from various governmental entities (including any conditions, limitations or restrictions placed on these approvals and the risk that one or more governmental entities may deny approval); the risk that the businesses will not be integrated successfully; disruption from the transaction making it more difficult to maintain business and operational relationships; negative effects of the announcement or the consummation of the proposed acquisition on the market price of Alexion’s common stock, Alexion’s credit ratings and/or Alexion’s operating results; significant transaction costs or unexpected expenses; unknown liabilities; the risk of litigation and/or regulatory actions related to the proposed acquisition; other business effects, including the effects of industry, market, economic, political or regulatory conditions; future exchange and interest rates; changes in tax and other laws, regulations, rates and policies, including government-mandated price decreases of Alexion’s products; future business combinations or disposals; the uncertainties inherent in research and development, including the ability to meet anticipated clinical endpoints, commencement and/or completion dates for clinical trials, regulatory submission dates, regulatory approval dates and/or launch dates, as well as the possibility of unfavorable new clinical data and further analyses of existing clinical data; the potential benefits of factor D inhibition as a treatment for complement-mediated diseases, including (ACH-4471) danicopan for paroxysmal nocturnal hemoglobinuria and C3 glomerulopathy (C3G); the potential benefits of, and indications for, Achillion’s compounds that inhibit factor D, including danicopan and ACH-5228; the status of enrollment in Achillion’s ongoing clinical trials; Achillion’s expectations regarding the advancement of, and timeline for reporting results from, clinical trials of its product candidates (including danicopan and ACH-5228) as well as its ability to advance additional compounds; the possibility that results of clinical trials are not predictive of safety and efficacy results of products in broader patient populations; the possibility that clinical trials of product candidates could be delayed or terminated prior to completion for a number of reasons; the possibility that interim results from a clinical trial are not predictive of the final results of that trial and the possibility that results of early clinical trials or preclinical studies will not be indicative of the results of later clinical trials; Achillion’s expectations regarding the timing of regulatory interactions and filings; the uncertainty that the milestones for the contractual contingent value right payment may not be achieved in the prescribed timeframe or at all; the risk that clinical trial data are subject to differing interpretations and assessments by regulatory authorities; whether regulatory authorities will be satisfied with the design of and results from Alexion’s and Achillion’s clinical studies; the possibility that Achillion fails to satisfactorily address matters raised by the regulatory agencies; whether and when drug applications may be filed in any jurisdictions for any potential indication for any of Alexion’s or Achillion’s pipeline assets; whether and when any such applications may be approved by regulatory authorities, which will depend on myriad factors, including making a determination as to whether the product’s benefits outweigh its known risks and determination of the product’s efficacy and, if approved, whether any such products will be commercially successful; decisions by regulatory authorities impacting labeling, manufacturing processes, safety and/or other matters that could affect the availability or commercial potential of any such products; and competitive developments.

A further description of risks and uncertainties relating to Achillion can be found in Achillion’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, and in its subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, all of which are filed with the SEC and available at http://www.sec.gov and http://www.achillion.com.

These forward-looking statements are based on numerous assumptions and assessments made by Alexion and Achillion in light of their respective experiences and perceptions of historical trends, current conditions, business strategies, operating environment, future developments and other factors they believe are appropriate. By their nature, forward-looking statements involve known and unknown risks and uncertainties because they relate to events and depend on circumstances that will occur in the future. The factors described in the context of such forward-looking statements in this document could cause Alexion’s plans with respect to Achillion, actual results, performance or achievements, industry results and developments to differ materially from those expressed in or implied by such forward-looking statements. Although it is believed that the expectations reflected in the forward-looking statements in this Schedule 14A are reasonable, no assurance can be given that such expectations will prove to have been correct and persons reading this document are therefore cautioned not to place undue reliance on these forward-looking statements which speak only as at the date of this document.

Exhibit 99.1

E-Mail Distributed to Employees

To: All Employees

From: Joseph Truitt

Subject: The Future of Achillion

For Internal Use Only. Not for External Distribution

Achillion Team,

I am writing to share some important and exciting news regarding the future of Achillion. We have just announced that Achillion has agreed to be acquired by Alexion Pharmaceuticals, Inc. for up to $1.2 billion. Our progress to date in complement drug development has enabled us to achieve this incredible outcome. I’m confident, together, we can expand our shared commitment to patient driven options for the treatment of complement system diseases. Attached is the joint press release that was issued.

Many of you are familiar with Alexion, a pioneer in complement drug development. Their team has extensive experience in drug development, clinical operations and commercialization. Alexion is headquartered in Boston, Massachusetts, with a location in New Haven, Connecticut, and 3,000 employees around the world. The Alexion Board and management team recognize the value Achillion has brought through the discovery and development of oral alternative pathway inhibitors. These molecules present a great opportunity to address diseases of the alternative pathway and provide new options for long suffering patients and families affected by complement-mediated diseases. Together, we will be more strongly positioned to bring new, innovative and life-changing drugs to market faster than we could achieve on a standalone basis.

Alexion is making a significant investment in our complement factor D portfolio, and we believe its greater capabilities and resources will help propel danicopan and ACH-5228 oral factor D inhibitors into the global markets and expand our programs into additional indications. Alexion values our strong complement and small molecule expertise and we anticipate that our employees will benefit from being a part of a larger, global organization with an abundance of opportunities and resources.

As for next steps, we are still in the early days of our journey with Alexion. We anticipate that the transaction will close in the first half of 2020, subject to approval by Achillion shareholders, the satisfaction of customary closing conditions and approval from relevant regulatory agencies. Until then, Achillion and Alexion will continue to operate as separate, independent companies. The most important thing you can do is remain focused on your day-to-day responsibilities and on advancing programs on behalf of our patients.

I know you will have questions, so please join me for a company meeting today at 10:00 AM ET to discuss the transaction.

Additionally, today’s news may generate interest from the media, investors or other external parties. As always, and consistent with our policy, if you receive any inquiries from investors please refer them to Brian Di Donato, Senior VP, Chief Financial Officer at bdidonato@achillion.com and media inquiries to Susanne Heinzinger, Senior VP, Commercial Strategy, Patient Advocacy and Corporate Communications at sheinzinger@achillion.com.

Thank you for your continued focus and relentless dedication to Achillion. I hope you share my excitement about this next chapter.

Sincerely,

/s/ Joe

Forward Looking Statements

The information contained in this document is as of October 16, 2019. Achillion assumes no obligation to update forward-looking statements contained in this document as the result of new information or future events or developments.

This document contains forward-looking information related to Alexion, Achillion and the proposed acquisition of Achillion by Alexion that involves substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Forward-looking statements in this document include, among other things, statements about the potential benefits of the proposed acquisition, the anticipated contractual contingent value right payment, earnings dilution and accretion, and growth, Alexion’s and Achillion’s plans, objectives, expectations and intentions, the financial condition, results of operations and business of Alexion and Achillion, Achillion’s product pipeline and portfolio assets, the ability to achieve certain milestones that trigger the contractual contingent value right payment, and the anticipated timing of closing of the proposed acquisition. Risks and uncertainties include, among other things, risks related to the fact that the proposed acquisition may not be completed due to Achillion’s or Alexion’s failure to satisfy or waive the conditions to closing the proposed acquisition (including the failure to obtain necessary regulatory approvals) in the anticipated timeframe or at all, including uncertainties as to whether Achillion’s stockholders will approve the Merger and the possibility that the acquisition does not close; the possibility that competing offers may be made; risks related to obtaining the requisite consents to the acquisition, including, without limitation, the timing (including possible delays) and receipt of regulatory approvals from various governmental entities (including any conditions, limitations or restrictions placed on these approvals and the risk that one or more governmental entities may deny approval); the risk that the businesses will not be integrated successfully; disruption from the transaction making it more difficult to maintain business and operational relationships; negative effects of the announcement or the consummation of the proposed acquisition on the market price of Alexion’s common stock, Alexion’s credit ratings and/or Alexion’s operating results; significant transaction costs or unexpected expenses; unknown liabilities; the risk of litigation and/or regulatory actions related to the proposed acquisition; other business effects, including the effects of industry, market, economic, political or regulatory conditions; future exchange and interest rates; changes in tax and other laws, regulations, rates and policies, including government-mandated price decreases of Alexion’s products; future business combinations or disposals; the uncertainties inherent in research and development, including the ability to meet anticipated clinical endpoints, commencement and/or completion dates for clinical trials, regulatory submission dates, regulatory approval dates and/or launch dates, as well as the possibility of unfavorable new clinical data and further analyses of existing clinical data; the potential benefits of factor D inhibition as a treatment for complement-mediated diseases, including danicopan (ACH-4471) for paroxysmal nocturnal hemoglobinuria and C3glomerulopathy (C3G); the potential benefits of, and indications for, Achillion’s compounds that inhibit factor D, including danicopan and ACH-5228; the status of enrollment in Achillion’s ongoing clinical trials; Achillion’s expectations regarding the advancement of, and timeline for reporting results from, clinical trials of its product candidates (including danicopan and ACH-5228) as well as its ability to advance additional compounds; the possibility that results of clinical trials are not predictive of safety and efficacy results of products in broader patient populations; the possibility that clinical trials of product candidates could be delayed or terminated prior to completion for a number of reasons; the possibility that interim results from a clinical trial are not predictive of the final results of that trial and the possibility that results of early clinical trials or preclinical studies will not be indicative of the results of later clinical trials; Achillion’s expectations regarding the timing of regulatory interactions and filings; the uncertainty that the milestones for the contractual contingent value right payment may not be achieved in the prescribed timeframe or at all; the risk that clinical trial data are subject to differing interpretations and assessments by regulatory authorities; whether regulatory authorities will be satisfied with the design of and results from Alexion’s and Achillion’s clinical studies; the possibility that Achillion fails to satisfactorily address matters raised by the regulatory agencies; whether and when drug applications may be filed in any jurisdictions for any potential indication for any of Alexion’s or Achillion’s pipeline assets; whether and when any such applications may be approved by regulatory authorities, which will depend on myriad factors, including making a determination as to whether the product’s benefits outweigh its known risks and determination of the product’s efficacy and, if approved, whether any such products will be commercially successful; decisions by regulatory authorities impacting labeling, manufacturing processes, safety and/or other matters that could affect the availability or commercial potential of any such products; and competitive developments.

A further description of risks and uncertainties relating to Achillion can be found in Achillion’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, and in its subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, all of which are filed with the SEC and available at www.sec.gov and http://www.achillion.com.

These forward-looking statements are based on numerous assumptions and assessments made by Alexion and Achillion in light of their respective experiences and perceptions of historical trends, current conditions, business strategies, operating environment, future developments and other factors they believe are appropriate. By their nature, forward-looking statements involve known and unknown risks and uncertainties because they relate to events and depend on circumstances that will occur in the future. The factors described in the context of such forward-looking statements in this document could cause Alexion’s plans with respect to Achillion, actual results, performance or achievements, industry results and developments to differ materially from those expressed in or implied by such forward-looking statements. Although it is believed that the expectations reflected in the forward-looking statements in this document are reasonable, no assurance can be given that such expectations will prove to have been correct and persons reading this document are therefore cautioned not to place undue reliance on these forward-looking statements which speak only as at the date of this document.

Note to Investors and Security Holders

This document does not constitute a solicitation of any vote or approval. In connection with the proposed acquisition of Achillion by Alexion, Achillion intends to file with the SEC a proxy statement, as well as other relevant documents concerning the proposed transaction. INVESTORS AND SECURITY HOLDERS OF ACHILLION ARE URGED TO READ THE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You may obtain these documents (when they become available) free of charge through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Alexion will be available free of charge on Alexion’s internet website at http://www.alexion.com under the tab, “Investors” and under the heading “SEC Filings” or by contacting Alexion’s Investor Relations Department at investorrelations@alexion.com. Copies of the documents filed with the SEC by Achillion will be available free of charge on Achillion’s internet website at http://www.achillion.com under the tab “Investors and News” and under the heading “SEC Filings” or by contacting Achillion’s Investor Relations Department through http://ir.achillion.com/contact-us.

Certain Information Regarding Participants

Alexion, Achillion and their respective directors and executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of Alexion is set forth in its Annual Report on Form 10-K for the year ended December 31, 2018, which was filed with the SEC on February 6, 2019, and its proxy statement for its May 14, 2019 annual meeting of stockholders, which was filed with the SEC on March 26, 2019. Information about the directors and executive officers of Achillion is set forth in its Annual Report on Form 10-K for the year ended December 31, 2018, which was filed with the SEC on March 7, 2019, and its proxy statement for its May 30, 2019 annual meeting of stockholders, which was filed with the SEC on April 15, 2019. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC regarding the proposed transaction when they become available.

Exhibit 99.2

Achillion Pharmaceuticals, Inc. 3 286 followers Achillion is pleased to announce that we have agreed to be acquired by Alexion, a global biopharmaceutical company focused on serving patients and families affected by rare diseases through the discovery, development and commercialization of life-changing therapies. With Alexion, we will accelerate our objective of bringing novel therapies to market faster to improve the lives of patients. For important information read here: http://bit.ly/2qk23pA Alexion to Acquire Achillion Achillion Pharmaceuticals iracillion.com The Investor Relations website contains information about Achillion Pharmaceuticals business for s.,,

Exhibit 99.3

Clipboard Image Tools Shapes Achillion Pharma AChillion @AchillionPharma @AchillionPharma to be acquired by @AlexionPharma, accelerating our objective of bringing novel therapies to market faster to improve lives of patients. For important information read here: Alexion to Acquire Achillion | Achillion Pharmaceuticals The Investor Relations website contains information about Achillion Pharmaceuticals’s business for stockholders, potenti... ir.achillion.com 1:09 PM • Oct 16, 2019 • Twitter Web App View Tweet activity